EXHIBIT 10.2

BILL OF SALE AND ASSIGNMENT

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Eugene B. Settler, (“Seller”), whose address is 4605 South Ocean Boulevard, Apt. 4-C, Highland Beach, Florida 33487-5339, hereby grants, bargains, sells, conveys, transfers and delivers to ASTIKA MUSIC ENTERTAINMENT, INC., a Florida corporation (“Purchaser”), all of my right, title and interest in and to my current existing works registered in my BMI catalogue (Account No. 000310249) consisting of the following four (4) work titles:  DALLOU A; FINSHABI; I M SCHWARZEN WALFISCH ZU ASKA; and MA BIHWA GAYRAK, which shall be free and clear of any liens, claims or encumbrances thereon.  Seller represents, warrants, covenants and agrees that if at any time after the date hereof any further action is necessary or desirable to carry out the purpose of this Bill of Sale and Assignment, Seller shall execute and deliver such further instruments or documents and take all such actions, as requested by Purchaser in its sole and absolute discretion.
IN WITNESS WHEREOF, the undersigned seller has caused this Bill of Sale and Assignment to be executed on the 25th day of January, 2011.

SELLER:

/s/ Eugene B. Settler
      EUGENE B. SETTLER